Tonix Pharmaceuticals Holding Corp. 8-K

Exhibit 99.01

© 2023 Tonix Pharmaceuticals Holding Corp. © 2024 Tonix Pharmaceuticals Holding Corp. TNX - 1700 Gastric and Colorectal Cancers NASDAQ: TNXP Version PO6019 November 5, 2024 (Doc 1531 )

© 2023 Tonix Pharmaceuticals Holding Corp. 2 © 2024 Tonix Pharmaceuticals Holding Corp. Cautionary Note on Forward - Looking Statements Certain statements in this presentation regarding strategic plans, expectations and objectives for future operations or results are “forward - looking statements” as defined by the Private Securities Litigation Reform Act of 1995. These statements may be identified by the use of forward - looking words such as “anticipate,” “believe,” “forecast,” “estimate” and “intend,” among others. These forward - looking statements are based on Tonix’s current expectations and actual results could differ materially. There are a number of factors that could cause actual events to differ materially from those indicated by such forward - looking statements. These factors include, but are not limited to, the risks related to failure to obtain FDA clearances or approvals and noncompliance with FDA regulations; risks related to the failure to successfully market any of our products; risks related to the timing and progress of clinical development of our product candidates; our need for additional financing; uncertainties of patent protection and litigation; uncertainties of government or third party payor reimbursement; limited research and development efforts and dependence upon third parties; and substantial competition. As with any pharmaceutical under development, there are significant risks in the development, regulatory approval and commercialization of new products. The forward - looking statements in this presentation are made as of the date of this presentation, even if subsequently made available by Tonix on its website or otherwise. Tonix does not undertake an obligation to update or revise any forward - looking statement, except as required by law. Investors should read the risk factors set forth in the Annual Report on Form 10 - K for the year ended December 31, 2023, as filed with the Securities and Exchange Commission (the “SEC”) on April 1, 2024, and periodic reports and current reports filed with the SEC on or after the date thereof. All of Tonix's forward - looking statements are expressly qualified by all such risk factors and other cautionary statements.

© 2023 Tonix Pharmaceuticals Holding Corp. 3 © 2024 Tonix Pharmaceuticals Holding Corp. IMMUNOLOGY PORTFOLIO Table of Contents 3 Slide Contents Section No. 5 Tumor microenvironment, MDSCs 2 About TNX - 1700 (hTFF2 - HSA 1 ) 1 13 Murine AOM/DSS 3 model, mTFF2 - MSA 4 Chemoprevention Studies 2 17 Domains, CXCR4 interaction Structure 3 21 Albumin fusion proteins Protein Design 4 25 Synergy with PD - 1 blockade Therapeutic Studies 5 27 MC38 and CT26.wt murine models Colorectal 5b 35 ACKP murine model Gastric 5b 40 Summary 6 1 human trefoil family factor 2 – human serum albumin fusion protein 2 myeloid - derived suppressor cells 3 azoxymethane/dextran sodium sulfate 4 murine TFF - 2 – murine serum albumin fusion protein

© 2023 Tonix Pharmaceuticals Holding Corp. © 2024 Tonix Pharmaceuticals Holding Corp. TNX - 1700 (hTFF2 - HSA) Fusion Protein Tumor Microenvironment, MDSCs

TNX-1700*: Gastric and Colorectal Cancers
Recombinant Trefoil Factor 2 (hTFF2) Fusion Protein

IMMUNOLOGY PORTFOLIO

Potential New Cancer Treatment

- mTNX-1700 (mTFF2) has effects on cancer by altering the tumor micro-environment
- Mechanism of action: suppresses myeloid-derived suppressor cells and activates anti-cancer CD8+ T cells
- Potential synergy with anti-PD-1 or anti-PD-L1 monoclonal antibodies (mAbs)

Preclinical Evidence for Inhibiting Growth of Cancer Cells

- Data showed that mTFF2-CTP augmented the efficacy of mAb anti-PD-1 therapy. Anti-PD-1 in combination with mTFF2-CTP showed greater anti-tumor activity in PD-L1-overexpressing mice

Licensed from Columbia University

- Developing in partnership under sponsored research agreement

Patents Filed

Market Entry: Immuno-oncology, combination therapy with PD1 blockers for gastric and colorectal cancer

Status: Preclinical

Next Steps: Animal studies ongoing

Differentiator: No product yet identified consistently augments PD1 effects on cold tumors

*TNX-1700 is in the pre-IND stage of development and has not been approved for any indication.

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© 2023 Tonix Pharmaceuticals Holding Corp. 6 © 2024 Tonix Pharmaceuticals Holding Corp. IMMUNOLOGY PORTFOLIO Colorectal Cancer (CRC) is Common and Lethal • ~150,000 new cases each year in the US • ~53,000 expected to die • 3 rd most leading cause of cancer death in women • 2 nd most in men • Steady increase in incidence in men/women under age 50 at a rate of 2.1%/ yr since 1992 • 86% symptomatic at diagnosis, associated with more advanced disease and poorer outcomes • Financial burden ~ $17B (2018)

TNX-1700 (hTFF2-HSA): A Potential Treatment for Gastric and Colorectal Cancers

IMMUNOLOGY PORTFOLIO

Pre-IND Candidate

Targeting a Condition with Significant Unmet Need

Targeted as a treatment for cancer

- Particularly for gastric and colorectal cancer
- Mechanism of Action (MOA) is different from checkpoint inhibitors
- Potential synergy with anti-PD-1 or anti-PD-L1 monoclonal antibodies

Patents and patent applications directed to recombinant TFF2 (rTFF2)

- Issued patent licensed from Columbia University

Inventor: Dr. Timothy Wang, MD

- Chief, Division of Digestive and Liver Diseases at Columbia University and Cancer Research Center and Silberberg Professor of Medicine
- Investigated the molecular mechanisms of gastrointestinal carcinogenesis for decades
- Leadership roles in gastroenterology and cancer biology fields

Pre-clinical evidence for inhibiting growth of cancer cells

- Several studies have shown rTFF2 to be active in the treatment of cancer[1-2]

[1]Dubeykovskaya Z, et al. Nat Commun. 2016 7:1-11
[2]Dubeykovskaya ZA, et al, Cancer Gene Ther. 2019 26(1-2):48-57

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Cancers Create Toxic, Immunosuppressive Tumor Microenvironments (TME)

IMMUNOLOGY PORTFOLIO

- Tumors are surrounded by endothelial and stroma cells, and invading immune cells, both innate and adaptive[1,2]
- Complex regulatory network supports tumor growth, enabling cancers to thrive by evading immune surveillance and destruction[2-3]
- The TME sabotages tumor-killing cytotoxic CD8 T cells[1]
- Myeloid-derived suppressor cells (MDSCs) interfere with anticancer immunity[2,3]

Tumors Create a Toxic, Immunosuppressive Microenvironment[1-3]


Key
Healthy cell
Malignant cell
Myeloid-derived suppressor cell (MDSC)
Cancer-associated fibroblast
Exhausted CD8 T cell
Cytotoxic CD8 T cell
CD4 T cell
Dendritic cell (DC)
B cell
Natural Killer (NK) cell
Macrophage
Neutrophil
The TME supports tumor growth and enables cancers to thrive by evading immune surveillance and destruction

[1]Belli C, et al. *Cancer Treat Rev.* 2018;65:22-32.
[2]Roma-Rodriguez C, et al. *Int J Mol Sci.* 2019;20(4):840.
[3]Tsai M, et al. *ISRN Biochem.* 2014:351959.

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© 2023 Tonix Pharmaceuticals Holding Corp. 9 © 2024 Tonix Pharmaceuticals Holding Corp. IMMUNOLOGY PORTFOLIO MDSCs Are a Major Treatment Target • Levels of MDSCs tend to correlate with tumor stage, patient survival, and metastatic burden and may predict poor response to certain cancer treatments 1 • MDSCs represent a central mechanism of immunosuppression in cancer; targeting these cells could significantly improve our ability to fight cancer 2,3 • Therapeutic strategies include 3 : Promoting the differentiation of MDSCs to a non - immunosuppressive cell type Blocking MDSC immunosuppressive functions Inhibiting MDSC expansion Eliminating MDSCs 1 Condamine T, et al. Annu Rev Med. 2015;66:97 - 110. 2 Tuccito A, et al. Virchows Arch. 2019;474(4):407 - 420. 3 Gabrilovitch DI, et al. Nat Rev Immunol. 2009;9(3):162 - 174.

© 2023 Tonix Pharmaceuticals Holding Corp. 10 © 2024 Tonix Pharmaceuticals Holding Corp. IMMUNOLOGY PORTFOLIO Trefoil Family Factor 2 (rTFF2) and Cancer Biology • TFF2 is a small secreted protein ‒ Encoded by the TFF2 gene in humans ‒ Expressed in gastrointestinal mucosa where it functions to protect and repair mucosa ‒ TFF2 is also expressed at low levels in splenic memory T cells ‒ Upregulated in chronic inflammation ‒ Activates the chemokine receptor CXCR4 in cancer cells ▪ Blocked by AMD3100 (CXCR4 antagonist) or anti - CXCR4 mAb • TFF2 is epigenetically silenced in gastric cancer ‒ Postulated to protect against cancer development through multiple mechanisms ‒ Has effects on cancer cells and tumor microenvironment, including marked suppression of MDSCs ‒ Knockout of the TFF2 gene leads to faster tumor growth, while overexpression of TFF2 in T cells suppresses tumor growth in a manner dependent on CD8+ T cells.

TFF2 Signals Through CXCR4

- Importantly, TFF2 activates CXCR4 and may therefore modulate immune and tumorigenic responses, specifically by reducing the expansion or migration of immunosuppressive MDSCs[1-3]
- TFF2 upregulates ApoE fifty-fold in myeloid progenitor cells; ApoE has been shown to suppress MDSCs[4]

TFF2 Modulates MDSC Function via CXCR4 Signaling[1-3]



TFF2
CXCR4
MDSC cell membrane
Migration
Proliferation
Survival

[1]Dubeykovskaya Z, et al. *J Biol Chem.* 2009;284(6):3650-3662.
[2]Balkwill F. *Semin Cancer Biol.* 2004;14(3):171-179.
[3]Teixidó J, et al. *Int J Biochem Cell Biol.* 2018;95:121-131.
[4]Tavazoie MF et al, *Cell* 2018; 172:825-840.

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IMMUNOLOGY PORTFOLIO

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Chemokines Direct Immune Cell Production and Migration

IMMUNOLOGY PORTFOLIO

- Immune cells constantly migrate from the blood into and out of lymphoid organs, processes known as homing and egress[1,2]
- Homing and egress are regulated by chemokines[1,2]
- CXCL12-CXCR4 is a crucial chemokine signaling axis that regulates[1-3]:
  - Proliferation and mobilization of hemopoietic stem cells (HSCs)
  - Retention of developing immune cells within the bone marrow

CXCR4 Signaling Directs Mobilization and Egress[1-3]


Bone marrow
Lymph nodes
Spleen
CAR cell
CXCL12
HSCs
Mobilization
CXCR4
Developing neutrophil
Egress
Developing monocyte
Developing B cell
HSCs and immature immune cells express CXCR4. Decreases in CXCR4 levels induce:
Proliferation and mobilization of HSCs
Egress of immune cells from the bone marrow to the spleen and lymph nodes

[1]Griffith JW, et al. Annu Rev Immunol. 2014;32:659-702.
[2]Schultz O, et al. Annu Rev Immunol. 2014;34:203-242.
[3]Balkwill F. Semin Cancer Biol. 2004;14(3):171-179.

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© 2023 Tonix Pharmaceuticals Holding Corp. © 2024 Tonix Pharmaceuticals Holding Corp. Chemoprevention Studies Murine AOM/DSS Model, mTFF2 - MSA

© 2023 Tonix Pharmaceuticals Holding Corp. 14 © 2024 Tonix Pharmaceuticals Holding Corp. IMMUNOLOGY PORTFOLIO AOM/DSS Induces Colorectal Cancer in a Mouse Model • The azoxymethane/dextran sodium sulfate (AOM/DSS) model is the most commonly used model of chemically - induced colon carcinogenesis • Tumors display similar pathological and genetic features as human CRC • AOM (carcinogen), DSS (inflammatory agent) c o n t r o l 1 0 w p o s t - A O M 1 7 w p o s t - A O M 0 5 10 15 20 T u m o r n u m b e r Kim W, et al. AACR, 2020 (Poster # 6640)

© 2023 Tonix Pharmaceuticals Holding Corp. 15 © 2024 Tonix Pharmaceuticals Holding Corp. IMMUNOLOGY PORTFOLIO Transgenic Overexpression of mTFF2 Reduces Tumorigenesis via Suppression of MDSCs Dubeykovskaya Z, et al. Nat Commun . 2016 7:1 - 11 MDSC number Colon appearance Tumor burden * p <0.05, ** p <0.01, *** p <0.001, **** p <0.0001

© 2023 Tonix Pharmaceuticals Holding Corp. 16 © 2024 Tonix Pharmaceuticals Holding Corp. IMMUNOLOGY PORTFOLIO Adenoviral Delivery of mTFF2 - CTP - Flag Reduces Tumorigenesis via Suppression of MDSCs Colon appearance Tumor burden MDSC number * p <0.05 Dubeykovskaya et al, Cancer Gene Ther 26:48 - 57 (2019) * p <0.05

© 2023 Tonix Pharmaceuticals Holding Corp. © 2024 Tonix Pharmaceuticals Holding Corp. TNX - 1700 Structure Domains, CXCR4 Interaction

© 2023 Tonix Pharmaceuticals Holding Corp. 18 © 2024 Tonix Pharmaceuticals Holding Corp. IMMUNOLOGY PORTFOLIO TFF2 Contains 2 Trefoil Domains, Each Containing 5 Conserved Residues Carr et., PNAS (1994) Crystal structure Simplified view (top) Rotate Rotate Space - filling model (side) Domain 1 Domain 2 Carr M, et al. Biochemistry , 1994 91:2206 - 2210

© 2023 Tonix Pharmaceuticals Holding Corp. 19 © 2024 Tonix Pharmaceuticals Holding Corp. IMMUNOLOGY PORTFOLIO Chimeric rTFF2 Domain (D) Swaps Key TFF2 Domains (D) DI DII TFF2 Ligand Binding Domains (LBD) LBDI LBDII Wild type = DI/II DI/I DII/II DII/I

© 2023 Tonix Pharmaceuticals Holding Corp. 20 © 2024 Tonix Pharmaceuticals Holding Corp. IMMUNOLOGY PORTFOLIO Wild type = LBDI/II LBDI/I LBDII/II LBDII/I Key TFF2 Domains (D) DI DII TFF2 Ligand Binding Domains (LBD) LBDI LBDII Chimeric rTFF2 Ligand Binding Domain (LBD) Swaps

© 2023 Tonix Pharmaceuticals Holding Corp. © 2024 Tonix Pharmaceuticals Holding Corp. TNX - 1700 Protein Design Albumin Fusion Proteins, Pharmacokinetics

Strategies for Half-Life Extension: Albumin Fusion

IMMUNOLOGY PORTFOLIO

- **Albumin**
  - Most abundant plasma protein
  - Involved in transport of nutrients in the body
  - Interaction with cellular receptors Gp18, Gp30, and Gp60, which regulate transcytosis/endocytosis of albumin across the endothelial cell surface
  - High circulatory half-life of ~ 19 days mediated mainly due to neonatal Fc (FcRn)-mediated recycling
- **Marketed albumin fusions and conjugates**
  - Levemir
  - Eperzan/Tanzeum
  - Victoza
  - Abraxane

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© 2023 Tonix Pharmaceuticals Holding Corp. 23 © 2024 Tonix Pharmaceuticals Holding Corp. IMMUNOLOGY PORTFOLIO hTFF2 - HSA Fusion Protein hTFF2 Human Serum Albumin Predicted Mw ~ 78,000 daltons

© 2023 Tonix Pharmaceuticals Holding Corp. 24 © 2024 Tonix Pharmaceuticals Holding Corp. IMMUNOLOGY PORTFOLIO SDS - PAGE of hTF2 - HSA Fusion Proteins Lane 1: Marker Lane 2: TFF2 - HSA [WT] Lane 3: TFF2 - HSA [DI/I] Lane 4: TFF2 - HSA [DII/I] Lane 5: TFF2 - HSA [DII/II] Lane 6: TFF2 - HSA [LBDI/I] Lane 7: TFF2 - HSA [LBDII/I] Lane 8: TFF2 - HSA [LBDII/II] 1 2 3 4 5 6 7 8 1 2 3 4 5 6 7 8 Clarified Harvest AlbuPure Elution

© 2023 Tonix Pharmaceuticals Holding Corp. © 2024 Tonix Pharmaceuticals Holding Corp. Therapeutic Studies Synergy with PD - 1 Blockade Colorectal Cancer (CRC) MC38 and CT26.wt Subcutaneous and CT26 - Luc Orthotopic Syngeneic Murine Models

© 2023 Tonix Pharmaceuticals Holding Corp. 26 © 2024 Tonix Pharmaceuticals Holding Corp. IMMUNOLOGY PORTFOLIO Murine TFF2 - MSA Fusion Protein used for Murine Syngeneic Cancer Models Linker Murine Serum Albumin 584 AA Murine TFF2 106 AA *artistic representation

© 2023 Tonix Pharmaceuticals Holding Corp. 27 © 2024 Tonix Pharmaceuticals Holding Corp. IMMUNOLOGY PORTFOLIO Schematic of Syngeneic MC38 CRC Tumor Model Daugherty et al., AACR Poster. 2023. MDSC - targeted TFF2 - MSA suppresses tumor growth and increases survival in anti - PD - 1 treated MC38 and CT26.wt murine colorectal ca ncer models. https://bit.ly/45XbGK9

© 2023 Tonix Pharmaceuticals Holding Corp. 28 © 2024 Tonix Pharmaceuticals Holding Corp. IMMUNOLOGY PORTFOLIO Inhibition of Tumor Growth in the MC38 CRC Model Daugherty, op. cit **p<0.001 ****p<0.0001

© 2023 Tonix Pharmaceuticals Holding Corp. 29 © 2024 Tonix Pharmaceuticals Holding Corp. IMMUNOLOGY PORTFOLIO Probability of Survival in the MC38 CRC Model Daugherty, op. cit

© 2023 Tonix Pharmaceuticals Holding Corp. 30 © 2024 Tonix Pharmaceuticals Holding Corp. IMMUNOLOGY PORTFOLIO Inhibition of Tumor Growth in the CT26.wt CRC Model Days on Study Daugherty, op. cit

© 2023 Tonix Pharmaceuticals Holding Corp. 31 © 2024 Tonix Pharmaceuticals Holding Corp. IMMUNOLOGY PORTFOLIO Probability of Survival in the CT26.wt CRC Model Days Daugherty, op. cit

IMMUNOLOGY PORTFOLIO

Schematic of the CT26-Luc Orthotopic Tumor Model


Anesthetized mouse
Orthotopic injection
D3:
Dose Initiation
D3-22:
Treatment Period
mTFF2-MSA IP (TIW)
Anti-PD1 IP (BIW)
D22
Study Termination
D0:
Cecal wall inoculation of CT26-Luc ($1x10^5$ cells)
D3:
Randomization

Daugherty et al., SITC Poster. 2023. mTFF2-MSA (mTNX-1700) suppresses tumor growth and increases survival in anti-PD-1 treated CT26.wt subcutaneous and CT26-Luciferase orthotopic syngeneic colorectal cancer models by targeting MDSCs; https://jitc.bmj.com/content/11/Suppl_1/A1499

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© 2023 Tonix Pharmaceuticals Holding Corp. 33 © 2024 Tonix Pharmaceuticals Holding Corp. IMMUNOLOGY PORTFOLIO Inhibition of Tumor Growth in the CT26 - Luc Orthotopic Tumor Model Total Flux Study Day * * p <0.001 Daugherty, op. cit

© 2023 Tonix Pharmaceuticals Holding Corp. 34 © 2024 Tonix Pharmaceuticals Holding Corp. IMMUNOLOGY PORTFOLIO Tumor Weight on Day 22 in the CT26 - Luc Orthotopic Model Daugherty, op. cit

© 2023 Tonix Pharmaceuticals Holding Corp. © 2024 Tonix Pharmaceuticals Holding Corp. Therapeutic Studies Synergy with PD - 1 Blockade Gastric Cancer ACKP Murine Model

mTNX-1700 (mTFF2-MSA) Showed Synergy with anti-PD1 Antibody in Inhibition of *s.c.* ACKP Xenograft Growth

IMMUNOLOGY PORTFOLIO


A
Day 0
ACKP s.c. inoculation
Day 10
Start treatment
at volume 150-200 mm³
Vehicle
TFF2-MSA
PD-1 Antibody
Combination
i.p. every 3 days
Day 28 Terminate
experiment and extract
tumors
HDC-GFP mice

Schematic representation of treatment


B
Tumor Volume
Treatment
Tumor volume (mm³)
Days after cell inoculation
1500
1000
500
0
0
10
20
30
ns
ns
****


C Individual Tumor Volume Change
Vehicle
PD1 Ab (%TGI=17.93%)
TFF2-MSA (%TGI=24.57%)
Combo (%TGI=78.29%)
% Tumor volume change
2000
1500
1000
500
0
-100

B. Tumor growth curve of s.c. implanted ACKP tumors in response to anti-PD1 antibody, mTFF2-MSA or their combination.

C. Tumor volume change relative to the initial volume of each tumor. Each bar represents one tumor. Positive or negative value represents volume increase or decrease respectively. $P < 0.0001$.

Qian et al., A CXCR4 partial agonist improves immunotherapy by targeting polymorphonuclear myeloid-derived suppressor cells and cancer-driven granulopoiesis; https://www.biorxiv.org/content/10.1101/2024.10.09.617228v1

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mTNX-1700 Showed Synergy w/ anti-PD1 Antibody in Inhibition of Orthotopic ACKP Xenograft Growth & Spontaneous Lung Metastasis

IMMUNOLOGY PORTFOLIO

Tumor Imaging


Vehicle
TFF2-MSA
PD1 Ab
Combo
ROI 2=1.385e+08
ROI 3=5.741e+07
ROI 2=8.316e+06
ROI 4=4.553e+04

Representative bioluminescence images showing orthotopically injected ACKP tumors in response to different treatments


B
Luminescence(p/sec/cm²/sr)
10¹⁰
10⁹
10⁸
10⁷
10⁶
10⁵
10⁴
10³
7
14
21
28
Days after cell innoculation
**
***
***
Vehicle
PD1 Ab
TFF2-MSA
Combo

Bioluminescent intensity curves showing changes of orthotopic tumors


NO.of lung metastasis
15
10
5
0
****
*
ns
Vehicle
PD1 Ab
TFF2-MSA
Combo

Number of lung micrometastasis in mice from different treatment groups

* $P < 0.05$, **** $P < 0.0001$

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Qian, *op. cit*

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mTNX-1700 Reduced MDSC Accumulation in the Tumor and Biogenesis in the Bone Marrow



A Tumor GFP⁺CD11b⁺LY6G⁺ cell
B Blood GFP⁺CD11b⁺LY6G⁺ cell
% of CD45⁺
ns
**
**
Vehicle
PD1 Ab
TFF2-MSA
Combo
Tumor-Free

A. HDC-GFP⁺CD11b⁺LY6G⁺cell percentage among CD45⁺ cells in TME.

B. HDC-GFP⁺CD11b⁺LY6G⁺cell percentage among CD45⁺ cells in blood.



C
GMP in BM
Tumor-free
Vehicle-treated
TFF2-MSA-treated
GMP 7.85%
CMP 25.16%
GMP 33.71%
CMP 32.68%
GMP 11.70%
CMP 39.37%
FCYR-PE-Cy7-H
CD34-BV605-H



D
GMP percentage in Lin⁻ Sca1⁻C-kit⁺ cells
ns
****
****
****

D. GMP percentage in Lin⁻Sca1⁻C-kit⁺ cells within the BM. Data are presented as means ± SEM. One-way ANOVA.
** P < 0.01
**** P < 0.0001.

C. Representative flow cytometry plots showing ACKP tumor-bearing mice has increased granulocyte-monocyte progenitor (GMP) percentage in the bone marrow (BM) than tumor-free mice, while TFF2-MSA reduces GMP to a level similar to tumor-free mice.

Qian, *op. cit*

© 2024 Tonix Pharmaceuticals Holding Corp.

IMMUNOLOGY PORTFOLIO

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© 2023 Tonix Pharmaceuticals Holding Corp. 39 © 2024 Tonix Pharmaceuticals Holding Corp. IMMUNOLOGY PORTFOLIO mTNX - 1700/Anti - PD1 Ab Combination Increased Tumor - Infiltrating CD8 + T cell Associated with a Better Effector Phenotype A . CD 8 + t cell percentage among CD 45 + cells in TME . B . Granzyme B + CD 8 + t cell percentage among CD 45 + cells in TME . C . Representative immunofluorescent images showing CD 8 + T cell infiltration into the TME . Scale bars : 100 μ m . Data are presented as means ± SEM . One - way ANOVA . *** P < 0 . 001 , **** P < 0 . 0001 . Qian , op. cit

© 2023 Tonix Pharmaceuticals Holding Corp. © 2024 Tonix Pharmaceuticals Holding Corp. Summary

© 2023 Tonix Pharmaceuticals Holding Corp. 41 © 2024 Tonix Pharmaceuticals Holding Corp. IMMUNOLOGY PORTFOLIO Conclusions • TFF2 is a naturally occurring anti - inflammatory peptide that is a key part of the inflammatory reflex. • TFF2 is a partial agonist for CXCR4, upregulates ApoE and suppresses the proliferation and expansion of myeloid progenitors, thus reducing MDSCs. • Overexpression of TFF2, either through transgenic or adenoviral expression, reduces the development of colorectal cancer (CRC) following AOM/DSS treatment. • mTFF2 - MSA (mTNX - 1700) peptide synergizes with PD1 blockade therapy to reduce tumor size and increase survival in CRC syngeneic subcutaneous and orthotopic mouse models. • mTNX - 1700 synergizes with anti - PD1 blockade to increase survival and eradicate gastric cancer (GC) in advanced orthotopic and metastatic models. • mTNX - 1700 reduces the production of MDSC and promotes a T - cell rich microenvironment, inducing a 50 - fold increase in intratumor CD8+ T cells.

© 2023 Tonix Pharmaceuticals Holding Corp. 42 © 2024 Tonix Pharmaceuticals Holding Corp. IMMUNOLOGY PORTFOLIO Product Development • Progress ‒ Expression of TNX - 1700 (hTFF2 - HSA fusion protein) • Next Steps ‒ Plan to meet with the FDA to seek guidance on program development ‒ GLP toxicology Study ‒ Scale - up production of GMP TNX - 1700 for GLP toxicology and human clinical trials ‒ File the Investigational New Drug (IND) application in the US ‒ Phase 1 – Evaluate safety and pharmacokinetics ‒ Phase 2 – Study effects on tumors in anti - PD1 treated patients UpToDate, Sept 2020

© 2023 Tonix Pharmaceuticals Holding Corp. © 2024 Tonix Pharmaceuticals Holding Corp. THANK YOU APPENDIX

AACR Presentations

IMMUNOLOGY PORTFOLIO

Presentation #1

Title: MDSC-targeted TFF2-MSA suppresses tumor growth and increases survival in anti-PD-1 treated MC38 and CT26.wt murine colorectal cancer models

Authors: Bruce L. Daugherty[1], Rebecca J. Boohaker[2], Rebecca Johnstone[2], Karr Stinson[2], Jin Qian[3], Timothy C. Wang[3], Seth Lederman[1]
Tonix Pharmaceuticals, Inc., 26 Main Street, Suite 101, Chatham, NJ 07928
Southern Research, 2000 9th Ave S, Birmingham, AL 35205
Division of Digestive and Liver Diseases, Irving Cancer Research Center, Columbia University Medical Center, New York, NY 10032, USA

Topic: Oncolytic Viruses, Anticancer Vaccines, and Other Immunomodulatory Therapies
Location: Orange County Convention Center, Orlando, Fla.
Section: 24, #704
Date: Sunday, April 16, 2023
Time: 1:30 p.m. – 5:00 p.m. ET
Abstract: Click here

Presentation #2

Title: MDSC-targeted TFF2-MSA synergizes with PD-1 blockade therapy in diffuse-type gastric cancer

Authors: Jin Qian[1], Sandra Ryeom[1], Bruce Daugherty[2], Seth Lederman[2], Timothy C. Wang[2]
Division of Digestive and Liver Diseases, Irving Cancer Research Center, Columbia University Medical Center, New York, NY 10032, USA
Tonix Pharmaceuticals, Inc., 26 Main Street, Suite 101, Chatham, NJ 07928

Title: Combination Immunotherapies 1
Location: Orange County Convention Center, Orlando, Fla.
Section: 21, #5088
Date: Tuesday, April 18, 2023
Time: 1:30 p.m. – 5:00 p.m. ET
Abstract: Click here

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© 2023 Tonix Pharmaceuticals Holding Corp. 45 © 2024 Tonix Pharmaceuticals Holding Corp. IMMUNOLOGY PORTFOLIO AACR Presentations Presentation # 3 Title: A CXCR4 partial agonist TFF2 - MSA improves anti - PD - 1 immunotherapy in advanced gastric cancer by selectively targeting PMN - MDSC Authors: Jin Qian 1 , Chenkai Ma 2 , Quin T. Waterbury 1 , Christine S. Moon 1 , Xiaofei Zhi 1 , Feijing Wu 1 , Ruhong Tu 1 , Biyun Zheng 1 , Hiroki Kobayashi 1 , Leah B. Zamechek 1 , Ryan H. Moy 1 , Arnold Han 1 , Bruce Daugherty 3 , Seth Lederman 3 , Timothy C. Wang 1 1 Irving Cancer Research Center, Columbia University Irving Medical Center, New York, NY, 2 Integrated Diagnostic, Human Health, Health and Biosecurity, CSIRO, Westmead , Australia, 3 Tonix Pharmaceuticals, Inc., Chatham, NJ Topic: Immune Targets and Therapies Location: San Diego Convention Center, San Diego, CA . Session: MS.IM01.02 Date: Mon day, April 8 , 2024 Time: 3:20 p.m. – 3:35 p.m. PT Abstract: Click Here

© 2023 Tonix Pharmaceuticals Holding Corp. 46 © 2024 Tonix Pharmaceuticals Holding Corp. IMMUNOLOGY PORTFOLIO Appendix Daugherty et al., AACR 2023 Abstract #704 Qian et al., AACR 2023_Abstract #5088